Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports Third Quarter 2026 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, November 5, 2026 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the third quarter 2026. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.
Business Highlights
•Reported $95.3 million of Adjusted EBITDA for the third quarter of 2026, a new quarterly record; excluding Long Ridge, Adjusted EBITDA for the quarter was $54.4 million, also a quarterly record.
•Received regulatory approval for the sale of Long Ridge; closing expected by the end of November.
•Agreed to acquire energy logistics assets from USD Group LLC for $255 million, resulting in more than doubling of Jefferson’s existing Adjusted EBITDA, with closing planned in November.
•Continued growth in rail segment with record revenues and Adjusted EBITDA for Q3, and active pipeline of M&A opportunities.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q3’26
Net Loss Attributable to Common Stockholders	$(150,234)
Basic and Diluted Loss per Share of Common Stock	$(1.27)
Adjusted EBITDA (1)	$95,329
Adjusted EBITDA - Four core segments (1)(2)	$101,820
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Third Quarter 2026 Dividends
On November 4, 2026, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended September 30, 2026, payable on December 7, 2026 to the holders of record on November 23, 2026.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Friday, November 6, 2026 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BI481e6494b9014b0485e4b754e7023ec5. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Friday, November 6, 2026 through 11:30 A.M. on Friday, November 13, 2026 on https://ir.fipinc.com/news-events/events.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.
About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@ftaiinfrastructure.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues
Total revenues	$218,973	$140,556	$594,105	$359,003

Expenses
Operating expenses	120,602	74,985	358,329	216,465
General and administrative	4,180	3,202	11,408	12,177
Acquisition and transaction expenses	7,487	3,221	20,328	15,440
Management fees and incentive allocation to affiliate	3,113	3,782	10,882	10,004
Depreciation and amortization	35,328	34,813	125,530	93,823
Asset impairment	28,587	—	91,775	4,401
Total expenses	199,297	120,003	618,252	352,310

Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(590)	2,928	(1,668)	6,247
Gain (loss) on sale of assets, net	37	28	(545)	119,856
Interest expense	(116,524)	(128,520)	(352,019)	(234,909)
Other (expense) income	(23,487)	5,554	(17,216)	12,299
Total other expense	(140,564)	(120,010)	(371,448)	(96,507)
Loss before income taxes	(120,888)	(99,457)	(395,595)	(89,814)
Provision for (benefit from) income taxes	2,246	5,081	(5,807)	(35,481)
Net loss	(123,134)	(104,538)	(389,788)	(54,333)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries - common stockholders	(13,372)	(11,497)	(39,009)	(33,998)
Less: Preferred dividends and accretion on redeemable non-controlling interests	34,284	12,487	104,735	12,487
Less: Dividends and accretion of redeemable preferred stock	1,511	12,824	2,168	55,622
Less: Convertible preferred stock dividend	4,677	4,231	13,541	9,780
Less: Loss on extinguishment of preferred stock	—	36,646	—	36,646
Net loss attributable to common stockholders	$(150,234)	$(159,229)	$(471,223)	$(134,870)

Loss per share:
Basic	$(1.27)	$(1.38)	$(4.00)	$(1.17)
Diluted	$(1.27)	$(1.38)	$(4.00)	$(1.18)
Weighted average shares outstanding:
Basic	118,181,737	115,555,973	117,683,855	114,851,106
Diluted	118,181,737	115,555,973	117,683,855	114,851,106

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$52,442	$57,351
Restricted cash and cash equivalents	88,314	268,595
Accounts receivable, net	88,414	95,388
Other current assets	41,328	62,677
Current assets held for sale	43,938	—
Total current assets	314,436	484,011
Leasing equipment, net	35,425	36,570
Operating lease right-of-use assets, net	158,278	133,493
Property, plant, and equipment, net	3,171,219	4,581,771
Investments	20,575	22,243
Intangible assets, net	55,679	43,173
Goodwill	275,366	365,703
Other assets	94,060	81,697
Non-current assets held for sale	1,574,786	—
Total assets	$5,699,824	$5,748,661

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$250,370	$280,707
Debt, net	552,644	65,438
Operating lease liabilities	12,056	9,108
Derivative liabilities	—	34,381
Other current liabilities	29,997	20,363
Current liabilities held for sale	577,374	—
Total current liabilities	1,422,441	409,997
Debt, net	2,275,088	3,708,735
Operating lease liabilities	94,700	71,000
Derivative liabilities	—	189,116
Warrant liabilities	108,115	81,599
Deferred income tax liabilities	289,589	300,231
Other liabilities	111,665	44,000
Non-current liabilities held for sale	950,183	—
Total liabilities	5,251,781	4,804,678

Commitments and contingencies	—	—

Redeemable convertible preferred stock Series B ($0.01 par value per share; 200,000,000 total preferred shares authorized; 160,000 Series B shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively; redemption amount of $192.0 million and $192.0 million at September 30, 2026 and December 31, 2025, respectively)	154,810	152,642

Redeemable preferred stock Series A RailCo - Non-controlling interest (zero par value per share; 1,000,000 total preferred shares authorized; 1,000,000 Series A - RailCo shares issued and outstanding as of September 30, 2026 and December 31, 2025; redemption amount of $1.4 billion and $1.4 billion at September 30, 2026 and December 31, 2025, respectively)	1,038,030	937,578
Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 118,181,737 and 116,294,461 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively)	1,182	1,163
Additional paid in capital	515,585	623,771
Accumulated deficit	(863,771)	(512,992)
Accumulated other comprehensive loss	(197,420)	(90,618)
Stockholders' equity	(544,424)	21,324
Non-controlling interest in equity of consolidated subsidiaries	(200,373)	(167,561)
Total equity	(744,797)	(146,237)
Total liabilities, redeemable preferred stock and equity	$5,699,824	$5,748,661

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(389,788)	$(54,333)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses (earnings) of unconsolidated entities	1,668	(6,247)
Gain on sale of subsidiaries	—	(119,952)
Costs to modify or extinguish debt, net	47,634	59,281
Equity-based compensation	20,091	3,685
Depreciation and amortization	125,530	93,823
Asset impairment	91,775	4,401
Change in deferred income taxes	(10,642)	(36,068)
Change in fair value of non-hedge derivative	(1,745)	—
Change in fair value of warrants	26,516	(470)
Amortization of deferred financing costs	12,444	11,366
Amortization of bond discount	74,195	10,055
Amortization of other comprehensive income	(17,601)	(13,970)
Paid-in-kind interest expense	7,809	3,325
Other	716	1,020
Change in:
Accounts receivable	(9,521)	2,038
Other assets	10,076	(1,022)
Accounts payable and accrued liabilities	2,084	1,821
Derivative liabilities	—	(67,005)
Other liabilities	403	(7,003)
Net cash used in operating activities	(8,356)	(115,255)

Cash flows from investing activities:
Investment in unconsolidated entities	(20,729)	(1,121,917)
Acquisition of business, net of cash acquired	(40,410)	226,628
Acquisition of leasing equipment	—	(607)
Acquisition of property, plant and equipment	(214,388)	(214,644)
Proceeds from investor loan	—	11,001
Proceeds from sale of subsidiaries, net of cash	35	—
Purchase deposits for acquisitions	(3,410)	—
Proceeds from sale of property, plant and equipment	9,629	2,660
Net cash used in investing activities	(269,273)	(1,096,879)

Cash flows from financing activities:
Proceeds from debt, net	1,658,887	1,744,075
Repayment of debt	(1,559,513)	(763,362)
Payment of financing costs	(19,079)	(59,878)
Proceeds from financing obligation	50,000	2,694
Repayment of financing obligations	(1,641)	—
Proceeds from issuance of redeemable preferred stock	—	1,000,000
Redeemable preferred stock issuance costs	—	(20,597)
Repayment of preferred stock	—	(447,121)

Cash dividends - common stock	(10,635)	(10,342)
Cash dividends - redeemable preferred stock	—	(25,516)
Cash dividends - redeemable preferred stock - NCI	(5,000)	—
Settlement of equity-based compensation	(2,903)	(1,199)
Distributions to non-controlling interests	(1,620)	—
Net cash provided by financing activities	108,496	1,418,754

Net (decrease) increase in cash and cash equivalents and restricted cash and cash equivalents, including cash classified within assets held for sale	(169,133)	206,620
Less: cash classified within assets held for sale	(16,057)	—
Net (decrease) increase in cash and cash equivalents and restricted cash and cash equivalents	(185,190)	206,620
Cash and cash equivalents and restricted cash and cash equivalents, beginning of period	325,946	147,296
Cash and cash equivalents and restricted cash and cash equivalents, end of period	$140,756	$353,916

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to common stockholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, gains (losses) on the modification or extinguishment of capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable and convertible preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.
The following table sets forth a reconciliation of net loss attributable to common stockholders to Adjusted EBITDA for the three and nine months ended September 30, 2026 and 2025:

	Three Months Ended September 30,		Change	Nine Months Ended September 30,		Change
(in thousands)	2026	2025		2026	2025
Net loss attributable to common stockholders	$(150,234)	$(159,229)	$8,995	$(471,223)	$(134,870)	$(336,353)
Add: Provision for (benefit from) income taxes	2,246	5,081	(2,835)	(5,807)	(35,481)	29,674
Add: Equity-based compensation expense	3,653	1,522	2,131	20,091	3,685	16,406
Add: Acquisition and transaction expenses	7,487	3,221	4,266	20,328	15,440	4,888
Add: Losses on the modification or extinguishment of capital lease obligations	—	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	25,592	211	25,381	26,345	211	26,134
Add: Asset impairment charges	28,587	—	28,587	91,775	4,401	87,374
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation and amortization expense (1)	29,483	26,808	2,675	111,627	83,551	28,076
Add: Interest expense	116,524	128,520	(11,996)	352,019	234,909	117,110
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	(590)	8,323	(8,913)	(1,668)	12,723	(14,391)
Add: Dividends and accretion of redeemable and convertible preferred stock (3)	40,472	66,188	(25,716)	120,444	114,535	5,909
Add: Interest and other costs on pension and OPEB liabilities	(142)	(265)	123	(425)	(794)	369
Add: Other non-recurring items (4)	1,108	962	146	4,626	2,295	2,331
Less: Equity in losses (earnings) of unconsolidated entities	590	(2,928)	3,518	1,668	(6,247)	7,915
Less: Non-controlling share of Adjusted EBITDA (5)	(9,447)	(7,483)	(1,964)	(27,766)	(22,292)	(5,474)
Adjusted EBITDA (Non-GAAP)	$95,329	$70,931	$24,398	$242,034	$272,066	$(30,032)
_______________________________
(1)Includes the following items for the three months ended September 30, 2026 and 2025: (i) depreciation and amortization expense of $35,328 and $34,813, (ii) capitalized contract costs amortization of $1,233 and $1,233 and (iii) amortization of other comprehensive income of $(7,078) and $(9,238), respectively. Includes the following items for the nine months ended September 30, 2026 and 2025: (i) depreciation and amortization expense of $125,530 and $93,823, (ii) capitalized contract costs amortization of $3,698 and $3,698 and (iii) amortization of other comprehensive income of $(17,601) and $(13,970), respectively.
(2)Includes the following items for the three months ended September 30, 2026 and 2025: (i) net (loss) income of $(590) and $5,100, (ii) depreciation and amortization expense of $— and $1,852 and (iii) provision for income taxes of $— and $1,371, respectively. Includes the following items for the nine months ended September 30, 2026 and 2025: (i) net (loss) income of $(1,668) and $11,578, (ii) interest expense of $— and $7,648, (iii) depreciation and amortization expense of $— and $4,736, (iv) acquisition and transaction expenses of $— and $201, (v) changes in fair value of non-hedge derivative instruments of $— and $(12,822), (vi) equity method basis adjustments of $— and $10, (vii) provision for income taxes of $— and $1,371 and (viii) other non-recurring items of $— and $1, respectively.

(3)Includes the following items for the three months ended September 30, 2026 and 2025: (i) dividends and accretion of redeemable preferred stock of $35,795 and $25,311, (ii) dividends of convertible preferred stock of $4,677 and $4,231 and (iii) loss on extinguishment of preferred stock of $— and $36,646, respectively. Includes the following items for the nine months ended September 30, 2026 and 2025: (i) dividends and accretion of redeemable preferred stock of $106,903 and $68,109, (ii) dividends of convertible preferred stock of $13,541 and $9,780 and (iii) loss on extinguishment of preferred stock of $— and $36,646, respectively.
(4)Includes the following items for the three months ended September 30, 2026: (i) Railroad severance and integration expenses of $798 and (ii) unrealized loss on investment of $310. Includes the following item for the three months ended September 30, 2025: (i) Railroad severance expense of $7 and (ii) non-ordinary professional fees of $955. Includes the following items for the nine months ended September 30, 2026: (i) Railroad severance and integration expenses of $3,126 and (ii) unrealized loss on investment of $1,500. Includes the following items for the nine months ended September 30, 2025: (i) incidental utility rebillings of $650, (ii) loss on inventory heel of $385 and (iii) Railroad severance expense of $305 and (iv) non-ordinary professional fees of $955.
(5)Includes the following items for the three months ended September 30, 2026 and 2025: (i) equity-based compensation of $299 and $120, (ii) (benefit from) provision for income taxes of $(20) and $14, (iii) interest expense of $5,370 and $4,124, (iv) depreciation and amortization expense of $3,355 and $3,079, (v) changes in fair value of non-hedge derivative instruments of $150 and $(3), (vi) acquisition and transaction expenses of $76 and $52, (vii) interest and other costs on pension and OPEB liabilities of $(1) and $(2), (viii) asset impairment charges of $(9) and $(2), (ix) equity in earnings of unconsolidated entities of $— and $31, (x) dividends and accretion of redeemable preferred stock of $225 and $72 and (xi) other non-recurring items of $2 and $(2), respectively. Includes the following items for the nine months ended September 30, 2026 and 2025: (i) equity-based compensation expense of $2,366 and $344, (ii) provision for income taxes of $98 and $202, (iii) interest expense of $14,361 and $12,128, (iv) depreciation and amortization expense of $10,048 and $9,219, (v) changes in fair value of non-hedge derivative instruments of $154 and $(3), (vi) acquisition and transaction expenses of $120 and $218, (vii) interest and other costs on pension and OPEB liabilities of $(3) and $(5), (viii) asset impairment charges of $(9) and $25, (ix) equity in earnings of unconsolidated entities of $— and $31, (x) dividends and accretion of redeemable preferred stock of $616 and $72 and (xi) other non-recurring items of $15 and $61, respectively.

The following tables sets forth a reconciliation of net loss attributable to common stockholders to Adjusted EBITDA for our four core segments for the three months ended September 30, 2026:

	Three Months Ended September 30, 2026
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net loss attributable to common stockholders	$(39,881)	$(12,966)	$(6,679)	$(12,136)	$(71,662)
Add: Provision for income taxes	2,219	20	—	—	2,239
Add: Equity-based compensation expense	424	1,072	172	1,894	3,562
Add: Acquisition and transaction expenses	2,161	90	—	3,172	5,423
Add: Losses on the modification or extinguishment of capital lease obligations	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	25,592	—	—	—	25,592
Add: Asset impairment charges	—	—	—	28,587	28,587
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense (1)	20,058	13,519	2,708	(7,078)	29,207
Add: Interest expense	2,460	20,624	3,368	26,907	53,359
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities	—	—	—	—	—
Add: Dividends and accretion of redeemable and convertible preferred stock	34,284	—	—	—	34,284
Add: Interest and other costs on pension and OPEB liabilities	(142)	—	—	—	(142)
Add: Other non-recurring items (2)	798	—	—	—	798
Less: Equity in earnings of unconsolidated entities	—	—	—	—	—
Less: Non-controlling share of Adjusted EBITDA (3)	(552)	(8,181)	(287)	(407)	(9,427)
Adjusted EBITDA (Non-GAAP)	$47,421	$14,178	$(718)	$40,939	$101,820
_______________________________
(1)Jefferson Terminal
Includes the following items for the three months ended September 30, 2026: (i) depreciation and amortization expense of $12,286 and (ii) capitalized contract costs amortization of $1,233.
Power and Gas
Includes the following items for the three months ended September 30, 2026: amortization of other comprehensive income of $(7,078).
(2)Railroad
Includes the following items for the three months ended September 30, 2026: Railroad severance and integration expenses of $798.
(3)Railroad
Includes the following items for the three months ended September 30, 2026: (i) equity-based compensation expense of $3, (ii) provision for income taxes of $15, (iii) interest expense of $12, (iv) depreciation and amortization expense of $133, (v) acquisition and transaction expenses of $12, (vi) interest and other costs on pension and OPEB liabilities of $(1), (vii) dividends and accretion of redeemable preferred stock of $225, (viii) changes in fair value of non-hedge derivative instruments of $151 and (ix) other non-recurring items of $2.
Jefferson Terminal
Includes the following items for the three months ended September 30, 2026: (i) equity-based compensation expense of $248, (ii) provision for income taxes of $4, (iii) interest expense of $4,777, (iv) depreciation and amortization expense of $3,131 and (v) acquisition and transaction expenses of $21.
Repauno
Includes the following items for the three months ended September 30, 2026: (i) equity-based compensation expense of $8, (ii) interest expense of $155 and (iii) depreciation and amortization expense of $124.

Power and Gas
Includes the following items for the three months ended September 30, 2026: (i) equity-based compensation expense of $35, (ii) benefit from income taxes of $(39), (iii) interest expense of $426, (iv) depreciation and amortization expense of $(48), (v) acquisition and transaction expenses of $43, (vi) changes in fair value of non-hedge derivative instruments of $(1) and (vii) asset impairment charges of $(9).